UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2022

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2022, the Board of Directors of AerSale Corporation (the “Company”) appointed Charles McDonald to the position of Chief Technical Officer and Division President of Heavy MRO Services. Mr. McDonald, age 57, has been employed by the Company since December 2016 as Senior Vice President of MRO Services. Prior to joining AerSale, Mr. McDonald worked as a consultant in the aviation industry from August 2013 to December 2016. Prior to working as a consultant, Mr. McDonald worked for Global Aviation Holdings as its Chief Executive Officer from February 2013 to August 2013 and its President from April 2008 to February 2013. Mr. McDonald also served as the Senior Vice President and Chief Operating Officer for World Airways from May 2004 to April 2008 and Trans Meridian Airlines from December 2001 to May 2004. Prior to these executive positions, Mr. McDonald worked in a variety of aviation positions for over 10 years including Vice President of Maintenance and Engineering, Director of Business Development and Director of Customer and Technical Support for Trans Meridian Airlines, British Aerospace Regional Aircraft and AMR Eagle.

Mr. McDonald’s base salary will be $350,000 per annum and he will be entitled to participate in the Company’s executive short-term incentive program target potential payout of 50% of his base salary and long-term incentive compensation program as established by the Compensation Committee of the Board.

There are no arrangements or understandings that exist between Mr. McDonald and any other persons pursuant to which he was selected as an officer

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: March 17, 2022	By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary